P O T O M A C  E L E C T R I C  P O W E R  C O M P A N Y

                                     POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of POTOMAC ELECTRIC POWER COMPANY (the "Company") hereby constitute and appoint Edward F. Mitchell, John M. Derrick, Jr., William T. Torgerson, Dennis R. Wraase, and Ellen Sheriff Rogers, and each of them, their true and lawful attorneys and agents with full power and authority, in their names and on their behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Potomac Electric Power Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Annual Report on Form 10-K for the year ended December 31, 1996, including the power and authority to sign the names of the undersigned directors to said Annual Report on Form 10-K; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 27th day of February, 1997.

                                               Signature

                                             /s/ Roger R. Blunt
Director                                  ___________________________________
                                          ROGER R. BLUNT, SR.

                                             /s/ A. J. Clark
Director                                  ___________________________________
                                          A. JAMES CLARK

                                             /s/ H. L. Davis
Director                                  ___________________________________
                                          H. LOWELL DAVIS

                                             /s/ Richard E. Marriott
Director                                  ___________________________________
                                          RICHARD E. MARRIOTT

                                             /s/ David O. Maxwell
Director                                  ___________________________________
                                          DAVID O. MAXWELL


                                             /s/ Floretta D. McKenzie
Director                                  ___________________________________
                                          FLORETTA D. McKENZIE

                                             /s/ Ann D. McLaughlin
Director                                  ___________________________________
                                          ANN D. McLAUGHLIN

                                             /s/ Peter F. O'Malley
Director                                  ___________________________________
                                          PETER F. O'MALLEY

                                             /s/ Louis A. Simpson
Director                                  ___________________________________
                                          LOUIS A. SIMPSON

                                             /s/ A. T. Young
Director                                  ___________________________________
                                          A. THOMAS YOUNG